UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                         MARCH 18, 2005 (March 15, 2005)
                Date of Report (Date of earliest event reported)

                          AMERICAN UNITED GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       000-19404                95-4359228
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)

108 Village Square, #327, Somers, New York                        10589
(Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code:  (425) 869-7410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD -LOOKING STATEMENTS

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On March 15, 2005, the Exchange Agreement dated September, 2004 by and between Southern Gas Holdings LLC, a Delaware limited liability company; American United Global, Inc., a Delaware corporation ("AUGI"); Southern Gas Company LLC, a limited liability company incorporated under the laws of the Russian Federation; and the Southern Gas Group Equity Owners was definitively terminated. Under the terms of the Exchange Agreement, the Southern Gas Group Equity Owners were to contribute and exchange the Southern Gas Group Equity (as defined in the Exchange Agreement) to the capital of Southern Gas Holdings, LLC, solely in exchange for the Exchange Shares (as defined in the Exchange Agreement). Because the conditions precedent to Closing set forth in Section 4.2 of the Exchange Agreement were not satisfied or waived on or before the Closing Date, December 31, 2004, and the Closing Date was not extended by the mutual written agreement of the Parties, the Exchange Agreement, including all rights and obligations of the parties thereunder, has terminated and is of no further force and effect. While the parties to the Exchange Agreement attempted to reach a negotiated resolution of the matters precluding the fulfillment of the closing conditions, AUGI abandoned such discussions on March 15, 2005, having concluded that no resolution could be reached.

      A copy of the Exchange Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibit attached hereto.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

      2.1 Exchange Agreement dated September, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                              AMERICAN UNITED GLOBAL, INC.


                                              /s/ David Barnes
                                              ----------------------------------
                                              David M. Barnes, CFO

March 18, 2005